Exhibit 10.5

Second Consolidated Note Modification Agreement

AGREEMENT by and between Protalex, Inc., a Delaware corporation (the “Company”) and Niobe Ventures, LLC, a Delaware limited liability company (“Niobe”).

WHEREAS, Niobe is the holder of a Consolidated, Amended and Restated Promissory Note (the “Outstanding Note”) made by the Company in the principal amount of $9,219,366, dated October 11, 2013, with a Maturity Date (as defined in the Outstanding Note) of September 1, 2016, as amended; and

WHEREAS, the parties desire to extend the Maturity Date to September 1, 2017;

NOW THEREFORE, the parties hereby agree as follows:

1.    The Maturity Date is hereby extended to September 1, 2017.

2.    Except as otherwise modified hereby, all other terms and provisions of the Outstanding Note shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Second Consolidated Note Modification Agreement as of the date indicated below.

Dated: August 31, 2016

PROTALEX, INC.

By:	/s/ Kirk M. Warshaw
Kirk M. Warshaw, Chief Financial Officer

NIOBE VENTURES, LLC

By:	/s/ Arnold P. Kling
Arnold P. Kling, Manager